UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 27, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     027455               58-2422929
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 27, 2004, AirGate PCS, Inc. issued a press release announcing the successful conclusion of its private, unregistered offering pursuant to Rule 144A and Regulation S of $175 million First Priority Senior Secured Floating Rate Notes due 2011 at par value. A copy of this press release is attached hereto as Exhibit 99.1.

On October 28, 2004, AirGate PCS, Inc. issued a press release announcing that it has called for redemption all of its remaining outstanding 13.5% Senior Subordinated Discount Notes due 2009. A copy of this press release is attached hereto as Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release announcing completion of AirGate's offering of $175 million First Priority Senior Secured Floating Rate Notes, dated October 27, 2004.

99.2 Press Release announcing redemption of remaining outstanding 13.5% Senior Subordinated Discount Notes due 2009, dated October 28, 2004.


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AIRGATE PCS, INC.



Date: October 28, 2004                 By: /s/ Thomas M. Dougherty
                                               Thomas M. Dougherty
                                               President & CEO

                                 Exhibit Index

Exhibit         Description
-------         -----------

99.1 Press Release announcing completion of AirGate's offering of $175 million First Priority Senior Secured Floating Rate Notes, dated October 27, 2004.

99.2 Press Release announcing redemption of remaining outstanding 13.5% Senior Subordinated Discount Notes due 2009, dated October 28, 2004.